Virtus Opportunities Trust

Supplement dated January 2, 2025, to the

Summary and Statutory Prospectuses (the “Prospectuses”) and Statement of Additional Information (“SAI”)

for Virtus Stone Harbor Emerging Markets Bond Fund, Virtus Stone Harbor Emerging Markets Debt Income Fund and Virtus Stone Harbor Local Markets Fund (each, a “Fund” and together, the “Funds”)

dated September 30, 2024, as supplemented

Important Notice to Investors

Effective January 1, 2025, Virtus Investment Advisers, LLC (“VIA”) has replaced Virtus Alternative Investment Advisers, Inc. (“VAIA”) as the investment adviser to each Fund. As a result, also effective January 1, 2025, VAIA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA (the “Transfer”). Both VIA and VAIA are all wholly owned indirect subsidiaries of Virtus Investment Partners, Inc. No changes have been made to (i) the investment advisory fee rates payable by the Fund or (ii) the Funds’ subadviser or the portfolio managers managing the Funds.

In the Funds’ Prospectuses and SAI, all references to VAIA as the investment adviser are hereby changed to reference VIA, and all references to a Fund’s subadviser being an affiliate of VAIA are hereby changed to state that the applicable subadviser is an affiliate of VIA.

The following disclosure regarding VIA replaces the first paragraph of the disclosure in the section “The Adviser” beginning on page 24 of the Funds’ Statutory Prospectus and the first paragraph of the disclosure in the section “Investment Adviser” beginning on page 71 of the SAI:

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.)(“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of September 30, 2024, VIA had approximately $49.3 billion in assets under management.

In the Glossary section beginning on page 3 of the SAI, the definition of “VAIA” is hereby deleted; the definition of “Adviser” is hereby amended to read, “The investment adviser to the Funds, Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.); and a new definition of “VIA” is hereby added as, “Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.), the Adviser to the Funds.”

The paragraph under the heading “Adviser Affiliates” on page 72 of the Funds’ SAI is hereby amended to replace the last sentence with the following: “The sole member of the Adviser is Virtus Partners, Inc.”

The following disclosure replaces the introduction to the table at the bottom of page 72 of the Funds’ SAI, reflecting advisory fees for prior periods: “The following table shows the dollar amount of fees received by the Funds’ investment adviser for services to the Funds, the amount of expenses reimbursed by the Funds’ investment adviser, and the actual fee received by the Funds’ investment adviser, during the fiscal years ended May 31, 2021, 2022 and 2023, under the investment advisory agreement then in effect.” Further, the footnote at the top of page 73 of the Funds’ SAI is hereby amended to replace “VAIA” with “Virtus Alternative Investment Advisers, Inc., an affiliate of the Adviser.”

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8470/VIA Announcement (1/2025)